                                                                     EXHIBIT 4.8




                          TRADEMARK SECURITY AGREEMENT

                  THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of December 11, 2000, by and between PINNACLE PRODUCTS, INC., a Wisconsin corporation ("Grantor"), and ABN AMRO BANK N.V., as contractual representative (the "Administrative Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                                   WITNESSETH:

                  WHEREAS, Sybron Dental Management, Inc., the Subsidiary Swing Line Borrowers from time to time party thereto, Kerr Corporation and Ormco Corporation, as the "Borrowers", Sybron Dental Specialties, Inc., as the "Parent", the institutions from time to time party thereto as "Lenders", the Administrative Agent, The Chase Manhattan Bank, as "Syndication Agent and First Union National Bank, as "Documentation Agent" are parties to that certain Credit Agreement dated as of November 28, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrowers; and

                  WHEREAS, Grantor and the Administrative Agent are parties to that certain Security Agreement dated as of December 11, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations; and

                  WHEREAS, the Lenders have required Grantor to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit to the Borrowers under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         SECTION 1. Defined Terms.

         (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         SECTION 2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

         SECTION 3. Incorporation of the Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

         SECTION 4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Grantor hereby grants to the Administrative Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests (other than Permitted Existing Liens), with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

         (a) domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (v) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 4(a), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

         (b) rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").

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

         SECTION 5. Restrictions on Future Agreements. Grantor will not, after the date hereof, without the Administrative Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its reasonable commercial efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement or the rights associated with the Trademarks or Licenses.

         SECTION 6. New Trademarks and Licenses. Grantor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule A include all of the domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Grantor, (b) the Licenses listed on Schedule B include all of the trademark license agreements and service mark license agreements under which Grantor is the licensee or licensor and (c) no liens, claims or security interests in such Trademarks and Licenses have been granted by Grantor to any Person other than the Administrative Agent or to holders of Permitted Existing Liens. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any domestic trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of Section 4 above shall automatically apply thereto. Grantor shall give to the Administrative Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby authorizes the Administrative Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under Section 4 above or under this Section 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

         SECTION 7. Royalties. Grantor hereby agrees that the use by the Administrative Agent of the Trademarks and Licenses as authorized hereunder in connection with the Administrative Agent's exercise of its rights and remedies under Section 15 or pursuant to Section 17 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and



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

without any liability for royalties or other related charges from the Administrative Agent or the other Holders of Secured Obligations to Grantor.

         SECTION 8. Right to Inspect; Further Assignments and Security Interests. The Administrative Agent may at all reasonable times (and at any time when an Unmatured Default or Default exists) have access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and operations relating to the Trademarks and Licenses; provided, that in conducting such inspections and examinations, the Administrative Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. From and during the continuance of a Default, Grantor agrees that the Administrative Agent, or a conservator appointed by the Administrative Agent, shall have the right to establish such reasonable additional product quality controls as the Administrative Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of the Administrative Agent (which consent, prior to the occurrence and continuance of a Default, shall not be unreasonably withheld), (ii) to maintain the quality of such products as of the date hereof, and (iii) not to reduce the quality of such products in any material respect without the Administrative Agent's prior and express written consent.

         SECTION 9. Nature and Continuation of the Administrative Agent's Security Interest; Termination of the Administrative Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Administrative Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate the Administrative Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement or the Security Agreement.

         SECTION 10. Duties of Grantor. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business and consistent with the exercise of its reasonable business judgment, to: (i) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Grantor further agrees (i) not to abandon any Trademark or License unless the Grantor reasonably determines that it is in its best interests to do so and such abandonment will not materially impair Grantor's ability to maintain its business in the ordinary course, and (ii) to use its reasonable commercial efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Grantor's business. Any expenses incurred in


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

connection with the foregoing shall be borne by Grantor. Neither the Administrative Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Administrative Agent may do so at its option from and after the occurrence of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations secured hereby.

         SECTION 11. The Administrative Agent's Right to Sue. From and after the occurrence of a Default, the Administrative Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Administrative Agent shall commence any such suit, Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Administrative Agent).

         SECTION 12. Waivers. The Administrative Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Administrative Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and the Administrative Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Administrative Agent unless such suspension or waiver is in writing signed by an officer of the Administrative Agent and directed to Grantor specifying such suspension or waiver.

         SECTION 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         SECTION 14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

         SECTION 15. Cumulative Remedies; Power of Attorney. Grantor hereby irrevocably designates, constitutes and appoints the Administrative Agent (and all Persons designated by the


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

Administrative Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, and authorizes the Administrative Agent and any of the Administrative Agent's designees, in Grantor's or the Administrative Agent's name, to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and during the continuance of a Default and the giving by the Administrative Agent of notice to Grantor of the Administrative Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Administrative Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as the Administrative Agent deems in its own or the Holders of Secured Obligations' best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

                  The Administrative Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of a Default and the election by the Administrative Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Administrative Agent or any transferee of the Administrative Agent and to execute and deliver to the Administrative Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Administrative Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Administrative Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.



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

         SECTION 16. Successors and Assigns. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Administrative Agent's prior written consent.

         SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. ANY DISPUTE BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 18. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (a) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (b) OTHER JURISDICTIONS. THE GRANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GRANTOR OR (2) REALIZE ON THE COLLATERAL GRANTED IN CONNECTION HEREWITH, OR (3) IN


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ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH
PERSON. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON IN A LOCATION OUTSIDE OF ILLINOIS TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON; PROVIDED THAT THE GRANTOR'S RIGHT TO ASSERT PERMISSIVE COUNTERCLAIMS IN STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL BE PRESERVED. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (b).

         (c) VENUE. EACH OF THE LENDERS AND THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (d) THE GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION, WITH OFFICES AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         (e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (f) WAIVER OF BOND. THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, ENFORCE

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

ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (g) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 18, WITH ITS COUNSEL.

         SECTION 19. Notices. All notices or other communications hereunder shall be given in the manner and to the address of the Parent Borrowers, in the case of the Grantor, and to the address of the Administrative Agent, in each case, as set forth in the Credit Agreement.

         SECTION 20. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 22. Merger. This Agreement represents the final agreement of the Grantor and the Administrative Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Administrative Agent or any Holder of Secured Obligations


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

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                              PINNACLE PRODUCTS, INC.


                                              By:
                                                 -------------------------------
                                              Name:  Stephen J. Tomassi
                                              Title: Authorized Representative



ATTEST:


By:
   -----------------------------
   Title:



                                              Accepted and agreed to as of the
                                              day and year first above written.


                                              ABN AMRO BANK N.V., as
                                              Administrative Agent


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE A
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

                                   SCHEDULE B
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

STATE OF ILLINOIS )
                  )  SS
COUNTY OF COOK    )

                  The foregoing Trademark Security Agreement was acknowledged before me this 7th day of December, 2000, by Stephen J. Tomassi, an Authorized Representative of Pinnacle Products, Inc., a Wisconsin corporation, on behalf of such corporation.




                                                -------------------------------
                                                Notary Public
                                                Cook County, Illinois
                                                My commission expires: 12/15/02

STATE OF ILLINOIS )
                  )  SS
COUNTY OF COOK    )

                  The foregoing Trademark Security Agreement was acknowledged before me this ____ day of December, 2000, by _________________________, a
_________________________ and ________________________________, a
____________________________of ABN AMRO Bank N.V., on behalf of such institution.



                                                   -----------------------------
                                                   Notary Public
                                                   Cook County, Illinois
                                                   My commission expires:_______

                          TRADEMARK SECURITY AGREEMENT

                  THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of December 11, 2000, by and between KERR CORPORATION, a Delaware corporation ("Grantor"), and ABN AMRO BANK N.V., as contractual representative (the "Administrative Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                                   WITNESSETH:

                  WHEREAS, Sybron Dental Management, Inc., the Subsidiary Swing Line Borrowers from time to time party thereto, Kerr Corporation and Ormco Corporation, as the "Borrowers", Sybron Dental Specialties, Inc., as the "Parent", the institutions from time to time party thereto as "Lenders", the Administrative Agent, The Chase Manhattan Bank, as "Syndication Agent and First Union National Bank, as "Documentation Agent" are parties to that certain Credit Agreement dated as of November 28, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrowers; and

                  WHEREAS, Grantor and the Administrative Agent are parties to that certain Security Agreement dated as of December 11, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations; and

                  WHEREAS, the Lenders have required Grantor to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit to the Borrowers under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         SECTION 1. Defined Terms.

         (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.


SIDLEY & AUSTIN
2081398

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         SECTION 2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

         SECTION 3. Incorporation of the Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

         SECTION 4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Grantor hereby grants to the Administrative Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests (other than Permitted Existing Liens), with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

         (a) domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (v) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 4(a), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

         (b) rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").

         SECTION 5. Restrictions on Future Agreements. Grantor will not, after the date hereof, without the Administrative Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its reasonable commercial efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement or the rights associated with the Trademarks or Licenses.

         SECTION 6. New Trademarks and Licenses. Grantor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule A include all of the domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Grantor, (b) the Licenses listed on Schedule B include all of the trademark license agreements and service mark license agreements under which Grantor is the licensee or licensor and (c) no liens, claims or security interests in such Trademarks and Licenses have been granted by Grantor to any Person other than the Administrative Agent or to holders of Permitted Existing Liens. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any domestic trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of Section 4 above shall automatically apply thereto. Grantor shall give to the Administrative Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby authorizes the Administrative Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under Section 4 above or under this Section 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

         SECTION 7. Royalties. Grantor hereby agrees that the use by the Administrative Agent of the Trademarks and Licenses as authorized hereunder in connection with the Administrative Agent's exercise of its rights and remedies under Section 15 or pursuant to Section 17 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Administrative Agent or the other Holders of Secured Obligations to Grantor.

         SECTION 8. Right to Inspect; Further Assignments and Security Interests. The Administrative Agent may at all reasonable times (and at any time when an Unmatured Default or Default exists) have access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and operations relating to the Trademarks and Licenses; provided, that in conducting such inspections and examinations, the Administrative Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. From and during the continuance of a Default, Grantor agrees that the Administrative Agent, or a conservator appointed by the Administrative Agent, shall have the right to establish such reasonable additional product quality controls as the Administrative Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of the Administrative Agent (which consent, prior to the occurrence and continuance of a Default, shall not be unreasonably withheld), (ii) to maintain the quality of such products as of the date hereof, and (iii) not to reduce the quality of such products in any material respect without the Administrative Agent's prior and express written consent.

         SECTION 9. Nature and Continuation of the Administrative Agent's Security Interest; Termination of the Administrative Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Administrative Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate the Administrative Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement or the Security Agreement.

         SECTION 10. Duties of Grantor. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business and consistent with the exercise of its reasonable business judgment, to: (i) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Grantor further agrees (i) not to abandon any Trademark or License unless the Grantor reasonably determines that it is in its best interests to do so and such abandonment will not materially impair Grantor's ability to maintain its business in the ordinary course, and (ii) to use its reasonable commercial efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Neither the Administrative Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Administrative Agent may do so at its option from and after the occurrence of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations secured hereby.

         SECTION 11. The Administrative Agent's Right to Sue. From and after the occurrence of a Default, the Administrative Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Administrative Agent shall commence any such suit, Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Administrative Agent).

         SECTION 12. Waivers. The Administrative Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Administrative Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and the Administrative Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Administrative Agent unless such suspension or waiver is in writing signed by an officer of the Administrative Agent and directed to Grantor specifying such suspension or waiver.

         SECTION 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         SECTION 14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

         SECTION 15. Cumulative Remedies; Power of Attorney. Grantor hereby irrevocably designates, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, and authorizes the Administrative Agent and any of the Administrative Agent's designees, in Grantor's or the Administrative Agent's name, to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and during the continuance of a

Default and the giving by the Administrative Agent of notice to Grantor of the Administrative Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Administrative Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as the Administrative Agent deems in its own or the Holders of Secured Obligations' best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

                  The Administrative Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of a Default and the election by the Administrative Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Administrative Agent or any transferee of the Administrative Agent and to execute and deliver to the Administrative Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Administrative Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Administrative Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

         SECTION 16. Successors and Assigns. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Administrative Agent's prior written consent.

         SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. ANY DISPUTE BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 18. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (a) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (b) OTHER JURISDICTIONS. THE GRANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GRANTOR OR (2) REALIZE ON THE COLLATERAL GRANTED IN CONNECTION HEREWITH, OR (3) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON IN A LOCATION OUTSIDE OF ILLINOIS TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON; PROVIDED THAT THE GRANTOR'S RIGHT TO ASSERT PERMISSIVE COUNTERCLAIMS IN STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL BE PRESERVED. THE GRANTOR WAIVES ANY

OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (b).

         (c) VENUE. EACH OF THE LENDERS AND THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (d) THE GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION, WITH OFFICES AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         (e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (f) WAIVER OF BOND. THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (g) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 18, WITH ITS COUNSEL.

         SECTION 19. Notices. All notices or other communications hereunder shall be given in the manner and to the address of the Parent Borrowers, in the case of the Grantor, and to the address of the Administrative Agent, in each case, as set forth in the Credit Agreement.

         SECTION 20. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 22. Merger. This Agreement represents the final agreement of the Grantor and the Administrative Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Administrative Agent or any Holder of Secured Obligations.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                             KERR CORPORATION


                                             By:
                                                -------------------------------
                                             Name:  Stephen J. Tomassi
                                             Title: Authorized Representative



ATTEST:


By:
   ----------------------------
   Title:


                                             Accepted and agreed to as of the
                                             day and year first above written.

                                             ABN AMRO BANK N.V.,
                                             as Administrative Agent



                                             By:
                                                -------------------------------
                                             Name:
                                             Title:



                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE A
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

                                   SCHEDULE B
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )


         The foregoing Trademark Security Agreement was acknowledged before me this 7th day of December, 2000, by Stephen J. Tomassi, an Authorized Representative of Kerr Corporation, a Delaware corporation, on behalf of such corporation.




                                             -------------------------------
                                             Notary Public
                                             Cook County, Illinois
                                             My commission expires: 12/15/02

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )


         The foregoing Trademark Security Agreement was acknowledged before me this ____ day of December, 2000, by _________________________, a
_________________________ and ___________________________, a
_____________________________ of ABN AMRO Bank N.V., on behalf of such institution.




                                             -------------------------------
                                             Notary Public
                                             Cook County, Illinois
                                             My commission expires:

                          TRADEMARK SECURITY AGREEMENT

                  THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of December 11, 2000, by and between ORMCO CORPORATION, a Delaware corporation ("Grantor"), and ABN AMRO BANK N.V., as contractual representative (the "Administrative Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                                   WITNESSETH:

                  WHEREAS, Sybron Dental Management, Inc., the Subsidiary Swing Line Borrowers from time to time party thereto, Kerr Corporation and Ormco Corporation, as the "Borrowers", Sybron Dental Specialties, Inc., as the "Parent", the institutions from time to time party thereto as "Lenders", the Administrative Agent, The Chase Manhattan Bank, as "Syndication Agent and First Union National Bank, as "Documentation Agent" are parties to that certain Credit Agreement dated as of November 28, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrowers; and

                  WHEREAS, Grantor and the Administrative Agent are parties to that certain Security Agreement dated as of December 11, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations; and

                  WHEREAS, the Lenders have required Grantor to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit to the Borrowers under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         SECTION 1. Defined Terms.

         (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         SECTION 2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

         SECTION 3. Incorporation of the Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

         SECTION 4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Grantor hereby grants to the Administrative Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests (other than Permitted Existing Liens), with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

         (a) domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (v) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 4(a), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

         (b) rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").

         SECTION 5. Restrictions on Future Agreements. Grantor will not, after the date hereof, without the Administrative Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its reasonable commercial efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement or the rights associated with the Trademarks or Licenses.

         SECTION 6. New Trademarks and Licenses. Grantor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule A include all of the domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Grantor, (b) the Licenses listed on Schedule B include all of the trademark license agreements and service mark license agreements under which Grantor is the licensee or licensor and (c) no liens, claims or security interests in such Trademarks and Licenses have been granted by Grantor to any Person other than the Administrative Agent or to holders of Permitted Existing Liens. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any domestic trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of Section 4 above shall automatically apply thereto. Grantor shall give to the Administrative Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby authorizes the Administrative Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under Section 4 above or under this Section 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

         SECTION 7. Royalties. Grantor hereby agrees that the use by the Administrative Agent of the Trademarks and Licenses as authorized hereunder in connection with the Administrative Agent's exercise of its rights and remedies under Section 15 or pursuant to Section 17 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Administrative Agent or the other Holders of Secured Obligations to Grantor.

         SECTION 8. Right to Inspect; Further Assignments and Security Interests. The Administrative Agent may at all reasonable times (and at any time when an Unmatured Default or Default exists) have access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and operations relating to the Trademarks and Licenses; provided, that in conducting such inspections and examinations, the Administrative Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. From and during the continuance of a Default, Grantor agrees that the Administrative Agent, or a conservator appointed by the Administrative Agent, shall have the right to establish such reasonable additional product quality controls as the Administrative Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of the Administrative Agent (which consent, prior to the occurrence and continuance of a Default, shall not be unreasonably withheld), (ii) to maintain the quality of such products as of the date hereof, and (iii) not to reduce the quality of such products in any material respect without the Administrative Agent's prior and express written consent.

         SECTION 9. Nature and Continuation of the Administrative Agent's Security Interest; Termination of the Administrative Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Administrative Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate the Administrative Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement or the Security Agreement.

         SECTION 10. Duties of Grantor. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business and consistent with the exercise of its reasonable business judgment, to: (i) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Grantor further agrees (i) not to abandon any Trademark or License unless the Grantor reasonably determines that it is in its best interests to do so and such abandonment will not materially impair Grantor's ability to maintain its business in the ordinary course, and (ii) to use its reasonable commercial efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Neither the Administrative Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Administrative Agent may do so at its option from and after the occurrence of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations secured hereby.

         SECTION 11. The Administrative Agent's Right to Sue. From and after the occurrence of a Default, the Administrative Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Administrative Agent shall commence any such suit, Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Administrative Agent).

         SECTION 12. Waivers. The Administrative Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Administrative Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and the Administrative Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Administrative Agent unless such suspension or waiver is in writing signed by an officer of the Administrative Agent and directed to Grantor specifying such suspension or waiver.

         SECTION 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         SECTION 14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

         SECTION 15. Cumulative Remedies; Power of Attorney. Grantor hereby irrevocably designates, constitutes and appoints the Administrative Agent (and all Persons designated by the

Administrative Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, and authorizes the Administrative Agent and any of the Administrative Agent's designees, in Grantor's or the Administrative Agent's name, to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and during the continuance of a Default and the giving by the Administrative Agent of notice to Grantor of the Administrative Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Administrative Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as the Administrative Agent deems in its own or the Holders of Secured Obligations' best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

                  The Administrative Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of a Default and the election by the Administrative Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Administrative Agent or any transferee of the Administrative Agent and to execute and deliver to the Administrative Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Administrative Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Administrative Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

         SECTION 16. Successors and Assigns. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Administrative Agent's prior written consent.

         SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. ANY DISPUTE BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 18. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (a) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (b) OTHER JURISDICTIONS. THE GRANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GRANTOR OR (2) REALIZE ON THE COLLATERAL GRANTED IN CONNECTION HEREWITH, OR (3) IN

ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON IN A LOCATION OUTSIDE OF ILLINOIS TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON; PROVIDED THAT THE GRANTOR'S RIGHT TO ASSERT PERMISSIVE COUNTERCLAIMS IN STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL BE PRESERVED. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (b).

         (c) VENUE. EACH OF THE LENDERS AND THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (d) THE GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION, WITH OFFICES AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         (e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (f) WAIVER OF BOND. THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, ENFORCE

ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (g) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 18, WITH ITS COUNSEL.

         SECTION 19. Notices. All notices or other communications hereunder shall be given in the manner and to the address of the Parent Borrowers, in the case of the Grantor, and to the address of the Administrative Agent, in each case, as set forth in the Credit Agreement.

         SECTION 20. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 22. Merger. This Agreement represents the final agreement of the Grantor and the Administrative Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Administrative Agent or any Holder of Secured Obligations

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                        ORMCO CORPORATION


                                        By:
                                           ------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative



ATTEST:


By:
   --------------------------
 Title:



                                        Accepted and agreed to as of the
                                        day and year first above written.


                                        ABN AMRO BANK N.V.,
                                        as Administrative Agent


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

                                   SCHEDULE B
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

STATE OF ILLINOIS      )
                       ) SS
COUNTY OF COOK         )

                  The foregoing Trademark Security Agreement was acknowledged before me this 7th day of December, 2000, by Stephen J. Tomassi, an Authorized Representative of Ormco Corporation, a Delaware corporation, on behalf of such corporation.




                                              -----------------------------
                                              Notary Public
                                              Cook County, Illinois
                                              My commission expires: 12/15/02

STATE OF ILLINOIS      )
                       ) SS
COUNTY OF COOK         )

                  The foregoing Trademark Security Agreement was acknowledged before me this 7th day of December, 2000, by Thomas Kramer, a Senior Vice President and Wesley Pascavis, a Senior Vice President of ABN AMRO Bank N.V., on behalf of such institution.




                                              -----------------------------
                                              Notary Public
                                              Cook County, Illinois
                                              My commission expires: 12/15/02

                          TRADEMARK SECURITY AGREEMENT

                  THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of December 11, 2000, by and between METREX RESEARCH CORPORATION, a Wisconsin corporation ("Grantor"), and ABN AMRO BANK N.V., as contractual representative (the "Administrative Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                                   WITNESSETH:

                  WHEREAS, Sybron Dental Management, Inc., the Subsidiary Swing Line Borrowers from time to time party thereto, Kerr Corporation and Ormco Corporation, as the "Borrowers", Sybron Dental Specialties, Inc., as the "Parent", the institutions from time to time party thereto as "Lenders", the Administrative Agent, The Chase Manhattan Bank, as "Syndication Agent and First Union National Bank, as "Documentation Agent" are parties to that certain Credit Agreement dated as of November 28, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrowers; and

                  WHEREAS, Grantor and the Administrative Agent are parties to that certain Security Agreement dated as of December 11, 2000 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations; and

                  WHEREAS, the Lenders have required Grantor to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit to the Borrowers under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         SECTION 1. Defined Terms.

         (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         SECTION 2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

         SECTION 3. Incorporation of the Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

         SECTION 4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Grantor hereby grants to the Administrative Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests (other than Permitted Existing Liens), with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

         (a) domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (v) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 4(a), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

         (b) rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").

         SECTION 5. Restrictions on Future Agreements. Grantor will not, after the date hereof, without the Administrative Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its reasonable commercial efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement or the rights associated with the Trademarks or Licenses.

         SECTION 6. New Trademarks and Licenses. Grantor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule A include all of the domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Grantor, (b) the Licenses listed on Schedule B include all of the trademark license agreements and service mark license agreements under which Grantor is the licensee or licensor and (c) no liens, claims or security interests in such Trademarks and Licenses have been granted by Grantor to any Person other than the Administrative Agent or to holders of Permitted Existing Liens. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any domestic trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of Section 4 above shall automatically apply thereto. Grantor shall give to the Administrative Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby authorizes the Administrative Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future domestic trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under Section 4 above or under this Section 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

         SECTION 7. Royalties. Grantor hereby agrees that the use by the Administrative Agent of the Trademarks and Licenses as authorized hereunder in connection with the Administrative Agent's exercise of its rights and remedies under Section 15 or pursuant to Section 17 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Administrative Agent or the other Holders of Secured Obligations to Grantor.

         SECTION 8. Right to Inspect; Further Assignments and Security Interests. The Administrative Agent may at all reasonable times (and at any time when an Unmatured Default or Default exists) have access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and operations relating to the Trademarks and Licenses; provided, that in conducting such inspections and examinations, the Administrative Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. From and during the continuance of a Default, Grantor agrees that the Administrative Agent, or a conservator appointed by the Administrative Agent, shall have the right to establish such reasonable additional product quality controls as the Administrative Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of the Administrative Agent (which consent, prior to the occurrence and continuance of a Default, shall not be unreasonably withheld), (ii) to maintain the quality of such products as of the date hereof, and (iii) not to reduce the quality of such products in any material respect without the Administrative Agent's prior and express written consent.

         SECTION 9. Nature and Continuation of the Administrative Agent's Security Interest; Termination of the Administrative Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Administrative Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate the Administrative Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement or the Security Agreement.

         SECTION 10. Duties of Grantor. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business and consistent with the exercise of its reasonable business judgment, to: (i) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Grantor further agrees (i) not to abandon any Trademark or License unless the Grantor reasonably determines that it is in its best interests to do so and such abandonment will not materially impair Grantor's ability to maintain its business in the ordinary course, and (ii) to use its reasonable commercial efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Neither the Administrative Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Administrative Agent may do so at its option from and after the occurrence of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations secured hereby.

         SECTION 11. The Administrative Agent's Right to Sue. From and after the occurrence of a Default, the Administrative Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Administrative Agent shall commence any such suit, Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Administrative Agent).

         SECTION 12. Waivers. The Administrative Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Administrative Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and the Administrative Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Administrative Agent unless such suspension or waiver is in writing signed by an officer of the Administrative Agent and directed to Grantor specifying such suspension or waiver.

         SECTION 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         SECTION 14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

         SECTION 15. Cumulative Remedies; Power of Attorney. Grantor hereby irrevocably designates, constitutes and appoints the Administrative Agent (and all Persons designated by the

Administrative Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, and authorizes the Administrative Agent and any of the Administrative Agent's designees, in Grantor's or the Administrative Agent's name, to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and during the continuance of a Default and the giving by the Administrative Agent of notice to Grantor of the Administrative Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Administrative Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as the Administrative Agent deems in its own or the Holders of Secured Obligations' best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

                  The Administrative Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of a Default and the election by the Administrative Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Administrative Agent or any transferee of the Administrative Agent and to execute and deliver to the Administrative Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Administrative Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Administrative Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

         SECTION 16. Successors and Assigns. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Administrative Agent's prior written consent.

         SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. ANY DISPUTE BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 18. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (a) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (b) OTHER JURISDICTIONS. THE GRANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GRANTOR OR (2) REALIZE ON THE COLLATERAL GRANTED IN CONNECTION HEREWITH, OR (3) IN

ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON IN A LOCATION OUTSIDE OF ILLINOIS TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON; PROVIDED THAT THE GRANTOR'S RIGHT TO ASSERT PERMISSIVE COUNTERCLAIMS IN STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL BE PRESERVED. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (b).

         (c) VENUE. EACH OF THE LENDERS AND THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (d) THE GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION, WITH OFFICES AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         (e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (f) WAIVER OF BOND. THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, ENFORCE

ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (g) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 18, WITH ITS COUNSEL.

         SECTION 19. Notices. All notices or other communications hereunder shall be given in the manner and to the address of the Parent Borrowers, in the case of the Grantor, and to the address of the Administrative Agent, in each case, as set forth in the Credit Agreement.

         SECTION 20. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 22. Merger. This Agreement represents the final agreement of the Grantor and the Administrative Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Administrative Agent or any Holder of Secured Obligations

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                       METREX RESEARCH CORPORATION


                                       By:
                                          --------------------------------
                                       Name: Stephen J. Tomassi
                                       Title: Authorized Representative



ATTEST:


By:
   ---------------------------
   Title:



                                       Accepted and agreed to as of the day and year first above written.


                                       ABN AMRO BANK N.V.,
                                       as Administrative Agent


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

                                   SCHEDULE B
                                       to
                          Trademark Security Agreement
                          Dated as of December 11, 2000


                                  See attached

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )

                  The foregoing Trademark Security Agreement was acknowledged before me this 7th day of December, 2000, by Stephen J. Tomassi, an Authorized Representative of Metrex Research Corporation, a Wisconsin corporation, on behalf of such corporation.




                                       -------------------------------
                                       Notary Public
                                       Cook County, Illinois
                                       My commission expires: 12/15/02

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )

                  The foregoing Trademark Security Agreement was acknowledged before me this _____ day of December, 2000, by _________________________, a
________________________ and ______________________________, a
______________________________of ABN AMRO Bank N.V., on behalf of such institution.



                                       --------------------------------
                                       Notary Public
                                       Cook County, Illinois
                                       My commission expires:
                                                             ----------